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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934
                            -----------------------

Date of Report (Date of earliest event reported) April 30, 1997
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                               ICE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)


            0-16205                                         33-0214792
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  (Commission File Number)                     (IRS Employer Identification No.)


7203 Earldom Avenue, Playa Del Ray, California                       90293
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (310) 305-1766
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Registrant's former name: Skydoor Media & Entertainment, Inc.
                          -----------------------------------

Registrant's former address: 18101 Von Karman Avenue, Suite 1940, Irvine,
                             --------------------------------------------
California, 92715
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ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTOR
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     On April 30, 1997, Mr. Matthew M. Zuckerman, President and a Director of
ICE HOLDINGS, INC. (the "Registrant") tendered his resignation from all positions held at the Registrant, including as an officer and director, due to his inability to perform his duties. The Registrant and Mr. Zuckerman have entered into an Agreement for the termination of Mr. Zuckerman's employment contract with the Registrant upon the following terms:

     A. Mr. Zuckerman shall return all property of the Registrant in his possession to the Registrant and agrees to abide by the confidentiality provisions of his original employment agreement with respect to the business of the Registrant.

     B. The Registrant shall pay to Mr. Zuckerman severance pay in the amount of $5,000 and shall pay all of Mr. Zuckerman's business expenses which are properly accounted for up to the date of the resignation.

     The shareholders of Registrant have elected Gregory J. Martin, the current Vice President, Secretary, and Treasurer, to the office of the President in Mr. Zuckerman's absence. Mr. Martin will continue in his position as a director and will constitute the sole director of the Registrant. The Registrant is currently evaluating candidates for its board of directors as well as to fill some of the officer positions such that Mr. Martin shall not remain as the sole officer and director.

     A copy of Mr. Zuckerman's letter of resignation is included herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 30, 1997       ICE HOLDINGS, INC.



                    By:   /s/ GREGORY J. MARTIN
                          -------------------------------
                          Gregory J. Martin
                    Its: President, Vice President, Chief Financial Officer, and Secretary

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                             RESIGNATION OF OFFICER

      I, Matthew M. Zuckerman, tender my resignation as the President and a Director of ICE Holdings, Inc., effective this 30th day of April, 1996.

      DATED this 30th day of April, 1997


      /s/ MATTHEW M. ZUCKERMAN
      ----------------------------
      Matthew M. Zuckerman

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